Exhibit 99.1
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ©2023 ENFUSION. ALL RIGHTS RESERVED. Enfusion 3Q 2023 Shareholder Letter November 2023

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Disclaimer 2 Forward-Looking Statements Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on March 10, 2023 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 3 Dear Shareholders, Enfusion delivered another solid performance in the third quarter. Our results exceeded our expectations and demonstrated the durability of our model and our ability to improve our Adjusted EBITDA margins despite a challenging backdrop. Customers worldwide continue to embrace Enfusion’s cloud-native end-to-end software platform because of the compelling and unique value we deliver. 3Q23 Highlights: Three key areas that I am particularly proud of are: • Launch of the Portfolio WorkBench. I’m very excited to announce the availability of our Portfolio WorkBench, which empowers portfolio managers to seamlessly customize and adapt their portfolios relative to identified benchmarks. Innovation is embedded in our culture, and this product release represents a pivotal moment in our journey to serve all the needs of larger funds but also underscores our commitment to technological development and a best-in-class client experience for investment managers. • Another quarter of robust profitability. We significantly expanded EBITDA margin compared to the same period a year ago, reflecting our ability to balance investments to drive growth while improving profitability. Further, we generated strong free cash flow, representing a significant conversion rate. • We reported healthy client add counts, bookings, and ACV. We continue to win larger investment managers. For instance, we signed two large multi-billion-dollar asset managers based in New York and London. Enfusion is replacing incumbent providers at both firms with Enfusion’s cost-efficient, streamlined end-to-end software platform. We also won a geographically diverse group of fund managers in South Africa, Norway, and Australia. This quarter’s strong performance validates our strategy and continues to work despite macro headwinds. We remain laser-focused on moving further upmarket and expanding our global footprint. Finally, we remain committed to delivering innovative solutions, enabling us to bring value to our customers while driving long-term shareholder value. Sincerely, Oleg Movchan Chief Executive Officer

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. To help solve investment managers’ evolving business and operational challenges through next generation technology Our mission 4

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. …empowering teams to operate in concert CFO COO CIO Portfolio Manager Analysts Traders Compliance Officer Investor Relations Middle Office Back Office We simplify and unify the investment management lifecycle We manage complex workflows… Fills Orders Reconciliations Allocated Trades Reporting Statements 5

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 6 Serving clients across the investment management industry Alternative Investment Managers Hedge Funds Private Equity Private Credit Family Offices Institutional Investment Managers Wealth Managers Traditional Asset Managers Mutual Funds Sovereign Wealth Funds

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Purpose-built end-to-end solution 7 Portfolio Management System Order Execution Management System Technology-Powered Services Accounting / General Ledger Analytics • Live details of portfolio positions • Real-time Investment Book of Record (“IBOR”) Reporting & Analytics Visual Analytics Investment Decision Order Generation Order/Trade Routing • Electronically communicate and manage trade orders • Systemically enforce trading regulations and internal guidelines • Expert teams empowered by technology • Front-, middle- and back-office time consuming, administrative tasks • Double-entry ledger that automates the posting of general ledger journal entries directly from PMS • Complete, real-time Accounting Book of Record (“ABOR”) • Connected in real-time with our PMS and OEMS • Comprehensive client data insights to analyze portfolios through time horizons and automate customized visualized reports Mission critical systems integrated with a suite of technology-powered services One single dataset and source of truth

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Robust growth in Underlying industry Addressing a large and growing market $11.5bn $5.7bn $2.0bn $19bn+ Software & IT services from Investment Management Internal IT spend IT hardware spend Source: IDC’s Worldwide Capital Markets IT Spending Guide (2023); PwC Asset and Wealth Management Revolution (2020) 40% in global AUM 2015-2020 8% of alternatives AUM projected 6% of total AUM projected $145 trillion in global AUM by 2025 total growth annual growth annual growth 3Q 2023 ARR: $177.9mm 8

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 9 Client-centric approach Why we win One end-to-end solution, one single dataset and source of truth Rapid pace of delivery and evolution Open, flexible and tailored Unique ability to lead with a single solution – and then adjust to a client’s growing complexity, scale with its size, evolve with its operational workflows, and continuously adapt to customer business dynamics Cloud-native, multi-tenant SaaS Drive efficiencies and lower total cost of ownership

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Q3 2023 key financial highlights $44.4 13.3% YoY Growth Adjusted Free Cash Flow Z00 Total Revenue Z00 Adjusted EBITDA Z00 115.7% FCF Conversion $9.5 $29.9 67.3% Gross Margin Highly attractive SaaS model with combination of scale, growth and profitability $ in millions Gross Profit Z00 18.5% Adjusted EBITDA Margin $8.2 10 See appendix for definition and non-GAAP reconciliations. (1) (1) (1) $30.2 68.0% Adjusted Gross Margin Adjusted Gross Profit Z00 (1) Net Income Z00 6.0% Net Income Margin $2.7 Operating Cash Flow Z00 27.3% OCF Margin $12.1

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Strong growth trends with ongoing profitability Operating Cash Flow and Adjusted Free Cash Flow $ in millions $39.2 $40.5 $41.0 $42.7 $44.4 3Q22 4Q22 1Q23 2Q23 3Q23 Revenue Gross Profit and Adjusted Gross Profit 34.8% 27.2% 20.0% 69.4% 67.2% 67.5% 6.6% 1.9% 11.5% 20.0% 18.6% 2.3% 11 See appendix for non-GAAP reconciliations. Net Income and Adjusted EBITDA Operating Cash Flow Margin and Adjusted Free Cash Flow Conversion YoY Growth Gross Margin and Adjusted Gross Margin Net Income Margin and Adjusted EBITDA Margin (1) (1) (1) (1) $(4.1) 70.5% 68.0% 68.2% 13.9% 16.7% 13.9% 127.3% 85.4% NM Gross Margin Adjusted Gross Margin Net Income Margin Adjusted EBITDA Margin Operating Cash Flow Margin Adjusted Free Cash Flow Conversion 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 16.9% 66.7% 67.3% 2.3% 18.6% 14.1% 47.8% 13.3% 67.3% 68.0% $27.6 $27.5 $27.9 $28.7 $30.2 $27.2 $27.2 $27.7 $28.5 $29.9 3Q22 4Q22 1Q23 2Q23 3Q23 Adjusted Gross Profit Gross Profit $5.4 $6.8 $5.7 $8.0 $8.2 $2.6 $0.8 $4.7 $1.0 $2.7 3Q22 4Q22 1Q23 2Q23 3Q23 Adjusted EBITDA Net Income $6.9 $5.8 ($1.6) $3.8 $9.5 $7.8 $7.5 $0.9 $6.0 $12.1 3Q22 4Q22 1Q23 2Q23 3Q23 Adjusted FCF Operating CF 6.0% 18.5% 27.3% 115.7%

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $158.7 $164.7 $167.0 $171.2 $177.9 3Q22 4Q22 1Q23 2Q23 3Q23 116.6% 115.4% 110.5% 106.1% 107.1% 3Q22 4Q22 1Q23 2Q23 3Q23 Organic, sticky expansion at scale 12 Net Dollar Retention Rate(1) Avg Contract Value 810 819 813 827 842 3Q22 4Q22 1Q23 2Q23 3Q23 $201 $207 $210 $212 $217 3Q22 4Q22 1Q23 2Q23 3Q23 33% 30% 21% 56% 57% 58% 10% 13% 9% $ in millions (1) Net Dollar Retention Rate excludes involuntary churn. ARR Clients YoY Growth % Conversions(2) YoY Growth 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 $ in thousands 15% 12% 58% 59% 10% 8% (2) Conversions as a percentage of ARR

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Appendix

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 14 ENFUSION, INC. CONSOLIDATED BALANCE SHEETS (dollars and shares in thousands, except par value) ASSETS Current assets: Cash and cash equivalents $ 31,652 $ 62,545 Accounts receivable, net 24,855 25,855 Prepaid expenses 4,079 6,105 Other current assets 1,459 2,303 Total current assets 62,045 96,808 Property and equipment, net 18,136 15,759 Right-of-use-assets, net 15,734 6,732 Other assets 5,825 4,484 Total assets $ 101,740 $ 123,783 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 1,341 $ 1,685 Accrued expenses and other current liabilities 10,629 11,665 Current portion of lease liabilities 4,403 4,030 Total current liabilities 16,373 17,380 Lease liabilities, net of current portion 12,090 2,959 Total liabilities 28,463 20,339 Stockholders’ Equity: Preferred stock, $0.001 par value; 100,000 shares authorized, no shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively — — Class A common stock, $0.001 par value; 1,000,000 shares authorized, 88,217 and 70,860 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 88 71 Class B common stock, $0.001 par value; 150,000 shares authorized, 39,199 and 43,199 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 43 39 Additional paid-in capital 224,710 244,260 Accumulated deficit (173,555) (178,863) Accumulated other comprehensive loss (548) (504) Total stockholders’ equity attributable to Enfusion, Inc. 50,734 65,007 Non-controlling interests 38,437 22,543 Total stockholders’ equity 103,444 73,277 Total liabilities and stockholders’ equity $ 101,740 $ 123,783 (Unaudited) As of As of September 30, 2023 December 31, 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 15 ENFUSION, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (dollars and shares in thousands, except per share amounts) (Unaudited) REVENUES: Platform subscriptions $ 40,857 $ 35,953 Managed services 3,028 2,504 Other 472 694 Total revenues 44,357 39,151 COST OF REVENUES: Platform subscriptions 12,745 10,077 Managed services 1,604 1,776 Other 158 121 Total cost of revenues 14,507 11,974 Gross profit 29,850 27,177 OPERATING EXPENSES: General and administrative 16,721 13,094 Sales and marketing 5,503 7,278 Technology and development 4,937 3,864 Total operating expenses 27,161 24,236 Income from operations 2,689 2,941 NON-OPERATING INCOME (EXPENSE): Loss on extinguishment of debt — (78) Other income (expense), net 417 (56) Total non-operating income (expense) 339 (56) Income before income taxes 3,028 2,885 Income taxes 367 287 Net income 2,661 2,598 Net income attributable to non-controlling interests 833 1,059 Net income attributable to Enfusion, Inc. $ 1,828 $ 1,539 Net income per Class A common shares attributable to Enfusion, Inc.: Basic $ 0.02 $ 0.02 Diluted $ 0.02 $ 0.02 Weighted Average number of Class A common shares outstanding: Basic 87,739 85,156 Diluted 127,841 131,760 Thre e Mon ths Ended September 30, 2023 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 16 ENFUSION, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) (Unaudited) Cash flows from operating activities: Net income (loss) $ 8,353 $ (14,051) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Non-cash lease expense 5,231 3,823 Depreciation and amortization 6,472 4,654 Provision for credit losses 1,390 1,261 Amortization of debt-related costs 17 19 Loss on extinguishment of debt 78 — Stock-based compensation expense 4,054 20,788 Other operating activities 16 — Change in operating assets and liabilities: Accounts receivable (538) (12,030) Prepaid expenses and other assets 79 2,246 Accounts payable (342) (1,383) Accrued compensation (2,191) 5,665 Accrued expenses and other liabilities 1,162 (497) Lease liabilities (4,733) (3,860) Net cash provided by operating activities 19,048 6,635 Cash flows from investing activities: Purchases of property and equipment (7,376) (6,185) Net cash used in investing activities (7,376) (6,185) Cash flows from financing activities: Payment of debt issuance and debt facility costs (1,151) — Settlement of tax receivable acquired in reorganization transactions 1,501 — Issuance of Class A common stock, net of issuance costs 17,322 — Payment of withholding taxes on stock-based compensation (59,868) (917) Other financing activities (308) — Net cash used in financing activities (42,504) (917) Effect of exchange rate changes on cash and cash equivalents (61) (355) Net decrease in cash and cash equivalents (30,893) (822) Cash and cash equivalents, beginning of period 62,545 64,365 Cash and cash equivalents, end of period $ 31,652 $ 63,543 Nine Mon ths Ended Se ptember 30, 2023 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures 17 The following table reconciles net income to adjusted EBITDA: The following table reconciles gross profit to adjusted gross profit: ($ in thousands) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 GAAP Gross Profit $ 27,221 27,177 27,669 28,513 29,850 Add back stock-based compensation expense 406 321 270 223 227 Add other non-recurring items1 — — — — 76 Adjusted Gross Profit $ 27,542 27,583 27,939 28,736 30,153 Adjusted Gross Margin 70.5% 68.0% 68.2% 67.3% 68.0% 1 For the three months ended September 30, 2023, includes $76 thousand of accelerated depreciation of leasehold improvement assets of restructured lease facilities. Three Months Ended ($ in thousands) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Net income (loss) $ 788 2,598 4,694 998 2,661 Interest expense (income) 4 (424) (492) (462) (331) Income taxes 287 418 396 188 367 Depreciation and amortization 1,699 1,690 1,868 2,081 2,523 EBITDA $ 2,472 4,588 6,466 2,805 5,220 Adjustments: Stock-based compensation expense 833 4,205 (1,147) 2,639 2,562 Tax payment on stock-based compensation 14 87 163 70 43 Effects of foreign currency — — 82 222 (85) Other non-recurring items1,2 — — 139 2,218 468 Adjusted EBITDA $ 6,764 5,435 5,703 7,954 8,208 Adjusted EBITDA Margin 13.9% 16.7% 13.9% 18.6% 18.5% Three Months Ended 1 For the three months ended June 30, 2023, includes $586 thousand in expenses related to an abandoned securities transaction, $131 thousand in executive search fees for a newly-created leadership position, and the distribution to FTV IV L.P. (“FTV Fund IV”) of approximately $1.5 million that was received by Enfusion due to certain tax overpayments made by an entity that was previously affiliated with FTV Fund IV (such distribution will be described further in Note 11 to the condensed consolidated interim financial statements that will be included in the Quarterly Report on Form 10- Q for the fiscal quarter ended June 30, 2023). 2 For the three months ended September 30, 2023, includes $78 thousand in debt extinguishment costs, $188 thousand in double-occupancy charges of restructured New York City lease, and $202 thousand in severance related to restructuring actions within one of our functional groups.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures 18 The following table reconciles operating cash flow to adjusted free cash flow: The Company’s stock-based compensation expense was recognized in the following captions within the consolidated statements of operations: ($ in thousands) Three Months Ended September 30, 2023 Nine Months Ended September 30, 2023 Cost of revenues $ 227 720 General and administrative 1,702 3,125 Sales and marketing 189 (1,181) Technology and development 444 1,390 Total stock compensation expense $ 4,054 2,562 ($ in thousands) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Net cash provided by operating activities $ 7,521 7,842 924 6,018 12,106 Purchases of property and equipment (922) (1,746) (2,550) (2,219) (2,607) Adjusted Free Cash Flow $ 5,775 6,920 (1,626) 3,799 9,499 Three Months Ended

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 19 Definitions Non-GAAP Financial Measures In addition to financial measures prepared in accordance with GAAP, this presentation and the accompanying tables include Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Free Cash Flow, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Free Cash Flow are supplemental measures of our operating performance and liquidity that are neither required by, nor presented in accordance with, U.S. GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. These measures are presented because they are the primary measures used by management to evaluate our financial performance and liquidity, and for forecasting purposes. This non-GAAP financial information is useful to investors because it eliminates certain items that affect period-over-period comparability and provides consistency with past financial performance or liquidity and additional information about underlying results and trends by excluding certain items that may not be indicative of our business, results of operations or outlook. Additionally, we believe that these and similar measures are often used by securities analysts, investors and other interested parties as a means of evaluating a company’s operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Free Cash Flow are non-GAAP financial measures, are not measurements of our financial performance or liquidity under U.S. GAAP and should not be considered as alternatives to net income, income from operations, gross profit, gross margin, or any other performance measures determined in accordance with U.S. GAAP. These non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP, but rather as supplemental information to our business results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. Furthermore, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP financial measures as tools for comparison. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, and certain non-recurring items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenues. Adjusted Free Cash Flow Adjusted Free Cash Flow represents net cash provided from operating activities less purchases of property and equipment and other assets, plus cash interest expense. However, given our non-discretionary expenditures, Adjusted Free Cash Flow does not represent residual cash flow available for discretionary expenditures. Adjusted free cash flow is no longer adjusted to exclude certain annual employee bonuses that are accrued on a quarterly basis and paid in the following year. Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit represents gross profit, excluding the impact of stock-based compensation and other non-recurring items. Adjusted Gross Margin represents Adjusted Gross Profit divided by total net revenues.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 20 Definitions Continued Key Metrics: In connection with the management of our business, we identify, measure and assess a variety of key metrics. The key metrics we use in managing our business are set forth below. Annual Recurring Revenue We calculate Annual Recurring Revenue, or ARR, by annualizing platform subscriptions and managed services revenues recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients. ARR is included in a set of metrics we calculate monthly to review with management as well as periodically with our board of directors. Net Dollar Retention Rate We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition, but excludes involuntary cancellations. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. We identify involuntary cancellations to be excluded from our Net Dollar Retention Rate calculation based on representations made by the client at the time of cancellation. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR. We believe Net Dollar Retention Rate is an important metric because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts. Average Contract Value We calculate Average Contract Value, or ACV, by dividing ARR by the number of clients that are billed at the end of the measurement period. We believe ACV is an important metric because it provides important information about the growth of our clients' accounts. Investors should not place undue reliance on ARR or Net Dollar Retention Rate or Average Contract Value as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.